UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 26, 2010

GLOBAL ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-15216	86-0892913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

96 Park Street, Montclair, New Jersey		07042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (972) 386-6667

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 8.01 Other Events

We have produced a video in connection with our Mobile PureWater System product demonstration, which we posted on various internet sites for public access on October 25, 2010. In the presentation we refer to a Food and Drug Administration, or FDA, approval for our IMS1000 solution, however, the label was inserted into the presentation in error. Our product is not FDA approved as was stated in the video. FDA approval is not necessary for our product nor has it been requested or obtained. The video should have said "NSF Approved". The National Science Foundation, or NSF, is an internationally recognized federal institute. We have removed all references to government agency approvals to avoid any confusion. Internet users interested in viewing the video for our Mobile PureWater System product demonstration can go to http://www.youtube.com/watch?v=9vvdIYPDGv8.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Ecology Corporation
(Registrant)

Date	October 26, 2010

/s/ Peter Ubaldi
(Signature)
Peter Ubaldi,. Chief Executive Officer